Exhibit 99.2

 First Quarter 2025   Earnings Call  April 30, 2025

 Forward-Looking Statements  Certain statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may contain “forward-looking statements” with respect to our business, results of operations and financial condition, and our expectations or beliefs concerning future events and conditions. You can identify forward-looking statements because they contain words such as, but not limited to, “believes,” “expects,” “may,” “should,” “approximately,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” likely,” “will,” “would,” “could” and similar expressions (or the negative of these terminologies or expressions). All forward-looking statements involve risks and uncertainties. Many risks and uncertainties are inherent in our industry and markets, while others are more specific to our business and operations. These risks and uncertainties include, but are not limited to: market competition; economic downturn or industry specific conditions including the impacts of tax and tariff programs, inflation, foreign currency exchange, and industry consolidation; disruption to business operations; natural disasters including severe flooding and other weather-related events; the conflict between Russia and Ukraine and other geopolitical tensions; the inability to meet customer demand and quality requirements; the loss of key customers, suppliers or other business relationships; supply disruptions; excessive inflation; the capacity and effectiveness of our hedging policy activities; the loss of key employees; levels of indebtedness which could limit our operating flexibility and opportunities; and other risk factors set forth under the heading “Risk Factors” in our Annual Report on Form 10-K, and as described from time to time in subsequent reports filed with the U.S. Securities and Exchange Commission. The occurrence of the events described and the achievement of the expected results depend on many events, some or all of which are not predictable or within our control. Consequently, actual results may differ materially from the forward-looking statements contained in this press release. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.  First Quarter 2025 - Earnings Call - 2

 Non-GAAP Measures  This presentation includes information regarding certain non-GAAP financial measures, including Adjusted EBITDA, Free Cash Flow and Net debt. These measures are presented because management uses this information to monitor and evaluate financial results and trends and believes this information to also be useful for investors. Adjusted EBITDA measures are frequently used by securities analysts, investors and other interested parties in their evaluation of Constellium and in comparison to other companies, many of which present an adjusted EBITDA-related performance measure when reporting their results. Adjusted EBITDA, Free Cash Flow and Net debt are not presentations made in accordance with U.S. GAAP and may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measures. This presentation provides a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. For the definitions or Adjusted EBITDA, Free Cash Flow and Net debt, please refer to our accompanying press release.  We are not able to provide a reconciliation of Adjusted EBITDA guidance to net income, the comparable GAAP measure, because certain items that are excluded from Adjusted EBITDA cannot be reasonably predicted or are not in our control. In particular, we are unable to forecast the timing or magnitude of realized and unrealized gains and losses on derivative instruments, non-cash impact of metal price lag, impairment or restructuring charges, or taxes without unreasonable efforts, and these items could significantly impact, either individually or in the aggregate, our net income in the future.  First Quarter 2025 - Earnings Call - 3

 Jean-Marc Germain  Chief Executive Officer

  Q1 2025 Highlights  Safety: Recordable case rate(1) of 1.02 per million hours worked in Q1 2025  Shipments: 372 thousand tons (-2% YoY)  Revenue: $2.0 billion (+5% YoY)  Net income: $38 million  Adjusted EBITDA: $186 million  Includes positive non-cash metal price lag impact of $46 million  Includes negative $10 million impact at Valais as a result of the flood  Cash from Operations: $58 million  Free Cash Flow: $(3) million  Excludes $2 million of cash received for collection of deferred purchase price receivables  Includes negative $27 million impact at Valais as the business continued to recover from the flood last year  Shareholder Returns: repurchased 1.4 million shares of the Company stock for $15 million  Leverage: 3.3x at March 31, 2025  Note: Segment Adjusted EBITDA excludes the non-cash impact of metal price lag. Amounts may not sum due to rounding.  Solid Q1 results despite continued demand weakness across most of our end markets and   the financial impact at Valais from the flood  First Quarter 2025 - Earnings Call - 5   Adjusted EBITDA Bridge  in $ millions  (1) Recordable case rate measures the number of fatalities, serious injuries, lost-time injuries, restricted work injuries, or medical treatments per one million hours worked.

 Current Assessment of Tariffs and Potential Impact on Constellium  First Quarter 2025 - Earnings Call - 6  Tariffs remain a very fluid situation; we are continually monitoring and assessing the potential impact of current and   future trade policies; at this stage we believe it presents opportunities for Constellium, and comes with some costs

 Jack Guo  Chief Financial Officer

 Q1 2025  Q1 2024% △  Shipments (kt)  51  57   (11) %  Revenue ($m)  468   479    (2) %  Segment Adj. EBITDA ($m)  75  87   (14) %  Segment Adj. EBITDA ($ / t)   1,469    1,513    (3) %  Aerospace & Transportation  Q1 2025 Segment Adjusted EBITDA Bridge  Q1 2025 Performance  First Quarter 2025 - Earnings Call - 8  Segment Adjusted EBITDA of $75 million  Lower aerospace and TID shipments  Unfavorable price and mix  Lower operating costs  Unfavorable $4 million impact of Valais flood(1)  (1) Financial impact at Valais as a result of the flood. Insurance proceeds accounted for below Adjusted EBITDA.

 Q1 2025  Q1 2024% △  Shipments (kt)  269  264   2 %  Revenue ($m)  1,187  1,018   17 %  Segment Adj. EBITDA ($m)  60  48   25 %  Segment Adj. EBITDA ($ / t)  223  182   23 %  Packaging & Automotive Rolled Products  Q1 2025 Segment Adjusted EBITDA Bridge  Q1 2025 Performance  First Quarter 2025 - Earnings Call - 9  Segment Adjusted EBITDA of $60 million  Higher packaging shipments and improved Muscle Shoals performance; lower automotive and specialty shipments  Favorable price and mix  Lower operating costs  Unfavorable metal costs due to tighter scrap spreads in N.A.

 Q1 2025  Q1 2024% △  Shipments (kt)  52  59   (12) %  Revenue ($m)  381   396    (4) %  Segment Adj. EBITDA ($m)  16  32   (50) %  Segment Adj. EBITDA ($ / t)   306    541    (43) %  Automotive Structures & Industry  Q1 2025 Segment Adjusted EBITDA Bridge  Q1 2025 Performance  First Quarter 2025 - Earnings Call - 10  Segment Adjusted EBITDA of $16 million  Lower automotive and industry shipments  Unfavorable price and mix  Unfavorable $6 million impact of Valais flood(1)  (1) Financial impact at Valais as a result of the flood. Insurance proceeds accounted for below Adjusted EBITDA.

 Free Cash Flow of $(3) million; compared to Q1 2024:  Favorable change in working capital and lower capex  Lower Segment Adjusted EBITDA  Excludes $2 million of cash received for collection of deferred purchase price receivables; includes $27 million flood impact at Valais   Including collection of deferred purchase price receivables and excluding Valais flood impact, Q1 2025 Free Cash Flow of $26 million  Repurchased 1.4 million shares for $15 million  in $ millions  Q1 2025  Q1 2024  Net cash flows from operating activities  58  37  Purchases of property, plant and equipment net of property, plant and equipment inflows  (61)  (67)  Free Cash Flow  (3)  (30)  Collection of deferred purchase price receivables  2  17  Track Record of Free Cash Flow(1) Generation  in $ millions  Q1 2025 Free Cash Flow Highlights  Current 2025 Expectations  First Quarter 2025- Earnings Call - 11  (1) Excludes $85 million, $97 million, and $90 million of cash received for collection of deferred purchase price receivables for the 2024, 2023 and 2022 periods, respectively, as a result of IFRS to U.S. GAAP conversion.  >120  Free Cash Flow: >$120 million  Capex: ~$330 million  Cash interest: ~$120 million  Cash taxes: ~$40 million  TWC/Other: modest source of cash  Free Cash Flow

 Leverage of 3.3x at quarter-end  Target leverage range of 1.5x to 2.5x  No bond maturities until 2028  Strong liquidity position  Debt / Liquidity Highlights  Net Debt and Liquidity  Maturity Profile(1)  in $ millions  Liquidity  in $ millions  Net Debt and Leverage  in $ millions  Strong balance sheet and improved financial flexibility give us confidence  to manage varying business conditions  Leverage = Net Debt / LTM Segment Adjusted EBITDA, which excludes non-cash impact of metal price lag  (1) See Debt Table in the Appendix for more details  First Quarter 2025- Earnings Call - 12

 Jean-Marc Germain  Chief Executive Officer

End Market Outlook

Aerospace 14% of LTM revenues	Packaging 41% of LTM revenues	Automotive 28% of LTM revenues	Other Specialties 17% of LTM revenues
Current Market Trends: > Demand has stabilized in aviation and space; military aircraft remains healthy > OEMs continue to deal with supply chain challenges	**Current Market Trends:** > Demand remains healthy in both North America and Europe	**Current Market Trends:** > Demand in North America has softened > Demand remains weak in Europe > Tariff uncertainty	**Current Market Trends:** > Demand has stabilized at low levels in North America > Demand remains weak in Europe
LT SECULAR GROWTH > Fuel economy > Lightweighting > Long-term market trends expected to remain intact	**SECULAR GROWTH** > Sustainability > Recyclability > Can makers adding capacity to meet long-term demand	**SECULAR GROWTH** > Fuel economy > Lightweighting > Reduced emissions > Electric vehicles > Safety	**DIVERSIFIED CYCLES** > Diversified end markets with separate cycles > Lightweighting in Transportation
CAGR (2024-2029): demand for aerospace aluminum rolled product market North America + Europe: 8.2% **Est. New Commercial Aircraft** >42K between 2024 and 2043	**CAGR (2024-2029): demand for aluminum canstock market** North America: 3.1% Europe: 4.2%	**CAGR (2024-2029): consumption of aluminum auto body sheet** North America: 6.1% Europe: 7.8%	**Growth is expected to be in-line with or above gross domestic product (GDP)**

Constellium

Sources: CRU International, Aluminum Rolled Products Market Outlook February 2025.

First Quarter 2025- Earnings Call - 14

 Solid performance in Q1 2025  Solid Q1 results despite continued demand weakness across most of our end markets outside of packaging and the financial impact at Valais as the business continued to recover from the flood last year  Remain focused on strong cost control, Free Cash Flow generation, and commercial and capital discipline  Returned $15 million to shareholders through the repurchase of 1.4 million shares during the quarter  Tariffs are creating uncertainty in many of our end markets, especially automotive, but we are proactively managing the business to the current environment  Exciting future ahead with opportunities to grow our business and enhance profitability and returns  Portfolio serving diversified and generally resilient end markets  Durable, sustainability-driven secular growth trends driving increased demand for our products  Infinitely recyclable aluminum is part of the circular economy  Previously-indicated Adjusted EBITDA drivers within our control; market recoveries provide additional upside   Execution focused with proven ability to flex costs  Substantial value creation opportunities remain longer term, planting the seeds today for future growth and profitability  Strong balance sheet and Free Cash Flow generation allow financial flexibility and balanced capital allocations  Approximately $206 million remaining on existing share repurchase program(2)(3)  Key Messages and Guidance  Focused on executing our strategy and increasing shareholder value  Targets  (1) Excludes the non-cash impact of metal price lag.  (2) Full execution of share repurchase program will require shareholder approval annually at the Annual General Meeting.  (3) Expires December 31, 2026.  First Quarter 2025 - Earnings Call - 15  2025 Adjusted EBITDA(1)  $600 million to $630 million  ———  2025 Free Cash Flow  >$120 million  ———  2028 Adjusted EBITDA(1)  $900 million  ———  2028 Free Cash Flow  $300 million  ———  Leverage  1.5x - 2.5x

 Appendix

 Reconciliation of Net Income to Adjusted EBITDA  ≥130  Three months ended March 31,  (in millions of U.S. dollar)  2025  2024  Net income   38    22   Income tax expense   24    8   Income before tax   62    30   Finance costs - net   27    27   Expenses on factoring arrangements    5    5   Depreciation and amortization   78    75   Impairment of assets   —    3   Restructuring costs   1    —   Unrealized losses on derivatives   12    4   Unrealized exchange losses / (gains) from the remeasurement of monetary assets and liabilities – net   1    (2)  Pension and other post-employment benefits - non - operating gains   (3)   (3)  Share based compensation costs   6    6   Losses on disposal    —    1   Other   (3)   —   Adjusted EBITDA   186    146   of which Metal price lag (1)   46    (14)  First Quarter 2025 - Earnings Call - 17  (1) Excluded in Segment Adjusted EBITDA

 Three months ended March 31,  (in millions of U.S. dollar)  2025  2024  Net cash flows from operating activities   58    37   Purchases of property, plant and equipment net of property, plant and equipment inflows   (61)   (67)  Free Cash Flow   (3)   (30)  Collection of deferred purchase price receivables   2    17   Year ended December 31,  (in millions of U.S. dollar)  2024  2023  2022  Net cash flows from operating activities   301    432    365   Purchases of property, plant and equipment net of property, plant and equipment inflows   (401)   (365)   (284)  Free Cash Flow   (100)   67    81   Collection of deferred purchase price receivables   85    97    90   First Quarter 2025 - Earnings Call - 18  Free Cash Flow Reconciliation

 Net Debt Reconciliation  ≥130  (in millions of U.S. dollar)  March 31, 2025  December 31, 2024  September 30, 2024  June 30, 2024  March 31, 2024  Borrowings   1,943    1,918    1,914    1,898    1,906   Fair value of net debt derivatives,  net of margin calls   1    (1)   1    —    1   Cash and cash equivalents   (118)   (141)   (170)   (228)   (195)  Net Debt   1,826    1,776    1,745    1,670    1,712   LTM Segment Adjusted EBITDA(1)   547    568    648    702    741   Leverage  3.3x  3.1x  2.7x  2.4x    2.3x   (1) Segment Adjusted EBITDA excludes non-cash metal price lag  First Quarter 2025 - Earnings Call - 19

Reconciliation of LTM Segment Adjusted EBITDA to Net Income

	Twelve months ended				
(in millions of U.S. dollar)	**March 31, 2025**	**December 31, 2024**	**September 30, 2024**	**June 30, 2024**	**March 31, 2024**
P&ARP	255	242	271	278	296
A&T	273	285	312	345	359
AS&I	57	74	93	110	119
H&C	(38)	(33)	(29)	(32)	(33)
Segment Adjusted EBITDA	**547**	**568**	**648**	**702**	**741**
Metal price lag	115	55	14	(12)	(89)
Adjusted EBITDA	**663**	**623**	**662**	**689**	**653**
Depreciation and amortization	(307)	(304)	(299)	(302)	(301)
Impairment of assets	(21)	(24)	(21)	(22)	(22)
Share based compensation costs	(24)	(25)	(25)	(24)	(25)
Pension and other post-employment benefits - non service costs	11	11	13	13	14
Restructuring costs	(12)	(11)	(7)	(3)	(1)
Unrealized (losses) / gains on derivatives	(9)	(1)	21	28	2
Unrealized exchange (losses) / gains from the remeasurement of monetary assets and liabilities – net	(2)	1	(1)	—	(1)
Losses / (gains) on disposal	(4)	(4)	(3)	44	44
Expenses on factoring arrangements	(22)	(22)	(23)	(23)	(23)
Other	6	2	(10)	(9)	(1)
Finance costs - net	(112)	(111)	(109)	(107)	(111)
Income before tax	**168**	**135**	**200**	**286**	**229**
Income tax expense	(92)	(76)	(88)	(94)	(75)
Net income	**75**	**60**	**112**	**192**	**154**

Constellium

[1] Segment Adjusted EBITDA excludes non-cash metal price lag

First Quarter 2025 - Earnings Call - 20

Debt Table

(in millions of U.S. dollar)		Nominal Value in Currency	Nominal rate	Effective rate	Face Value	Debt issuance costs	Accrued interest	Carrying value	Carrying value
	At March 31, 2025								At December 31, 2024
Secured Pan-U.S. ABL (due 2029)	$	60	Floating	5.57 %	60	—	—	60	56
Senior Unsecured Notes									
Issued June 2020 and due 2028	$	325	5.625 %	6.05 %	325	(3)	5	327	323
Issued February 2021 and due 2029	$	500	3.750 %	4.05 %	500	(5)	9	504	500
Issued June 2021 and due 2029	€	300	3.125 %	3.41 %	324	(3)	2	323	313
Issued August 2024 and due 2032	$	350	6.375 %	6.77 %	350	(6)	3	347	353
Issued August 2024 and due 2032	€	300	5.375 %	5.73 %	324	(5)	3	322	313
Finance lease liabilities					30	—	—	30	30
Other loans					30	—	—	30	30
Total debt					**1,943**	**(22)**	**22**	**1,943**	**1,918**
Of which non-current								*1,908*	*1,879*
Of which current								*35*	*39*

Constellium

First Quarter 2025 - Earnings Call - 21